Summary Prospectus Supplement

December 7, 2020

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated December 7, 2020 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectuses dated April 30, 2020

Global Infrastructure Portfolio (Class I)
Global Infrastructure Portfolio (Class II) (the "Funds")

Effective December 31, 2020, Theodore R. Bigman will no longer serve as a portfolio manager of the Funds. Accordingly, at such time, all references to Mr. Bigman will be removed from the Funds' Summary Prospectuses.

Please retain this supplement for future reference.